Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002
In connection with the Amendment on Form 10-K/A to the Annual Report on Form 10-K of SearchMedia Holdings Limited (the “Company”) for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Conway, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2010	By:	/s/ Paul Conway
Paul Conway
Chief Executive Officer